SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Earliest Event Reported: August 10, 2004

                         ENVIRONMENTAL SAFEGUARDS, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                    000-21953              87-0429198
 (State or other jurisdiction of     (Commission           (IRS Employer
  incorporation or organization)     File Number)        Identification No.)

                         2600 South Loop West, Suite 645
                              Houston, Texas 77054
          (Address of principal executive offices, including zip code)

                                 (713) 641-3838
               (Registrant's telephone number, including area code)


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Item 5.  Other Events and Regulation FD Disclosure.

     On August 10, 2004, OnSite Technology, LLC ("OnSite"), one of our subsidiaries, filed for Chapter 11 bankruptcy protection in the U.S. Bankruptcy Court, Southern District of Texas, Houston Division. OnSite plans to timely submit a plan of reorganization to the Bankruptcy Court that will enable OnSite to pay its secured creditors in full from the sale of a portion of its assets. A copy of the press release related to this filing is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.


(a)  Financial  Statements.

          None.

(b)  Exhibits.

          99.1          Press Release dated August 10, 2004.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ENVIRONMENTAL SAFEGUARDS, INC.


                                   (signed) /s/James S. Percell, President
                                            ------------------------------------
     Date: August 12, 2004                  James S. Percell, President


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